FOR IMMEDIATE RELEASE

Contact:

Lynn Kettleson

Clarke Communication Group

978-463-7952 (office)

617-512-5922 (mobile)

lkettleson@kettlesongroup.com

DAVLIN PHILANTHROPIC FUND CONTINUES SUSTAINABLE GIVING

WITH 2012 DONATIONS TO 22 U.S. CHARITIES

WAYLAND, MA (May 17, 2012)  -- The Davlin Philanthropic Fund, the first mutual fund to allow investors to direct charitable contributions from their advisory fees, has announced the 2012 charitable awards ranging from $100.00 to $5,000.00 to twenty-two charities.  This marks the fourth successful year of Davlin fund donations.

The Davlin Philanthropic Fund is effective because it works the way we live.  Since the donations are part of the advisory fees, investors no longer have to decide between saving for retirement or giving to charity.  With the Davlin Philanthropic Fund, the more you save, the more you give.  And with the Donation Matching Program donating an additional $7 plus for every dollar an investor donates, investors are incentivized more than ever to save and, thus, give.

For investor, Craig Kaisand, this means extra giving to his favorite charity, Hands Together for Haiti.  “I invested $50,000 in the fund in 2008 and have added to it over the years.  The first year Hands Together for Haiti received a donation of $700.  The second year, Hands Together received a $2,000 donation and the third year another $2,000 donation.  This year, they received a check for $3,500.  What I love most is that Hands Together has received a total of $8,200.00 from money that I expected to pay to the Portfolio Manager, plus the benefit from the generous Donation Matching Program.  It is simple, pain free, and that sort of money can really feed, clothe and educate a lot of Haitian children  - and that makes me happy.”

This year’s Davlin Philanthropic Fund donations go to the following 22 charities:

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Actor’s Fund of America: a nationwide human services organization that helps all professionals in performing arts and entertainment.

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Alzheimer’s Association: dedicated to research on the Alzheimer’s Disease and providing support programs for affected families.

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American Society for the Prevention of Cruelty to Animals: built upon the belief that animals are entitled to humane and respectful treatment at the hands of humans.

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Bay Cove Human Services: a provider of assistance to individuals and families that face the life long challenges of developmental disabilities, aging, mental illness and drug and alcohol addition in the greater Boston area.

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Belmont Hill School: a secondary school dedicated to developing boys in mind, body, and spirit.

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Big Brother Big Sister of Mass Bay:  promotes the healthy development of children through the nurturing of continuing, one-to-one friendships with caring, responsible adults, supported by a trained professional staff.

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Boston Harbor Island Alliance: supports one of the nation’s newest national parks featuring 34 islands, 1,600 acres and 35 miles of undeveloped ocean shorelines- all within 10 miles of downtown Boston, MA.

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Boston University: an independent, co-educational, and non-sectarian institution of higher education and research located along the banks of the Charles River in Boston.

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Earthwatch Institute: engaging in research and education to promote the understanding and action necessary for a sustainable environment.

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Feeding America: a network of more than 200 food banks serving all 50 states, the District of Columbia and Puerto Rico, securing and distributing more than 2.5 billion pounds of food and grocery products annually.

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Hands Together for Haiti: building free schools in Haiti’s largest and poorest slums.

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Heifer Project International: works with communities around the world to end hunger and poverty and to care for the earth.

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Mass Audubon Society:  works to protect the nature of Massachusetts for people and wildlife.

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National Marine Life Center: dedicated to rehabilitating for release stranded sea turtles, seals, dolphins, porpoises, and small whales, and to advancing scientific knowledge and education in marine wildlife health and conservation.

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North Bennett Street School: offers intensive, hands-on training in traditional trades and fine craftsmanship, and helping students to achieve meaningful lives and livelihoods.

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Nature Conservancy: the leading conservation organization working around the world to protect ecologically important lands and waters for nature and people.

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Parmenter Community Health Care:  an independent provider of home health, hospice, and community services in the Boston metro west area.

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Phillips Academy- Andover:  a residential secondary school, seeks students of intelligence and integrity from diverse cultural, racial, socioeconomic and geographic backgrounds.

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The Public Theatre/Shakespeare Festival: founded in Central Park in New York City on the belief that Shakespeare belongs to the people.

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Trinity College: founded in 1823 as the second institute of higher learning in Connecticut.

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University of Pittsburgh: one of the oldest and most comprehensive institutions of higher learning in the United States.

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WNRN:  a Charlottesville, VA. listener-supported public radio station.

Bill Davlin, president of the Davlin Philanthropic Fund, said, “By creating a mutual fund where investors own the assets and get all net returns, and their favorite charities get a large portion of the advisory fees, we have created a tool that can offer the average person the opportunity to make a significant difference.  Since each account also provides the option for a death benefit, our fund offers many of the advantages of a planned giving program.”

“This is what we like to refer to as sustainable giving. Over the long term, we hope to fundamentally change the landscape of philanthropy,” he said.  “As we can continue to grow, the world will get a whole new group of philanthropic supporters.”  (To learn how much you can give as a lifetime philanthropist, go to www.DavlinFunds.org and click on the Donation Calculator – Advanced Calculator & Assumptions.)

About the Davlin Philanthropic Fund

The Davlin Philanthropic Fund is the first no-load mutual fund that allows investors to make charitable contributions from their advisory fees while maintaining control and ownership of their investment.  The Davlin Fund charges 1.50% in fees, and donates one-third (or 0.50%) of the fee and 100% of fund manager’s profits to charities with guidance from fund investors.  The Fund is a diversified, open-end mutual fund investing primarily in US-based companies. The Fund seeks long term capital appreciation and emphasizes a value style of investing without regard to company size.  For more information, please go to www.DavlinFunds.org or phone 1-877-Davlin-8.

Performance data represents past performance, which is not indicative of future performance.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted.  As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains these as well as other information about the Fund.  A prospectus and current performance data may be obtained from www.DavlinFunds.org or by calling 1-877-Davlin-8.  Read the prospectus carefully before investing.

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